UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021 urban-gro, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-39933	46-5158469
(Commission File Number)	(IRS Employer Identification No.)

1751 Panorama Point, Unit G

Lafayette, Colorado 80026

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (720) 390-3880

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	UGRO	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry Into a Material Definitive Agreement.

The information set forth in Item 2.01 of this Current Report on Form 8-K regarding the Purchase Agreement (as such term is defined in Item 2.01 below) is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed by urban-gro, Inc., (the “Company”) on June 29, 2021 the Company, urban-gro Architect Holdings, LLC, (the “Buyer”), the 2WRGA Shareholders, the 2WRCO Shareholders, the MJ12 Shareholders, the 2WRMS Shareholders (collectively, the “Sellers” and each a “Seller”), and Sam Andras, an individual (the “Seller Representative”) entered into a Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which the Buyer was to purchase all of the issued and outstanding capital stock of 2WR of Colorado, Inc., a Colorado corporation (“2WRCO”), 2WR of Georgia, Inc., a Georgia corporation (“2WRGA”), and MJ12 Design Studio, Inc., a Colorado corporation (“MJ12”).

On July 30, 2021 the Company closed the Purchase Agreement (the “Closing”) and entered into an Amendment No. 1 to the Purchase Agreement to implement various amendments to the Purchase Agreement (the “Amendment”).

For more information on the Purchase Agreement, see the June 29, 2021 Form 8-K, which is incorporated into this Item 2.01 by reference. The Purchase Agreement and Amendment are filed as Exhibit 2.1 and 2.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On July 30, 2021, in connection with the Closing, the Company issued 202,066 unregistered shares of Company common stock to the Sellers, of which 75,775 shares were escrowed for a period of up to twelve months to satisfy indemnification obligations in the Purchase Agreement, if necessary.

The issuances of the Company’s common stock in connection with the foregoing were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance of the exemption from registration provided by Section 4(a)(2) of the Securities Act because such issuances did not involve a public offering.

Item 7.01.	Regulation FD Disclosure.

On August 2, 2021 the Company issued a press release announcing the Closing. A copy of this press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K under Item 7.01 is being “furnished” and not “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(i) The audited consolidated financial statements of 2WR of Colorado, Inc., 2WR of Georgia, Inc., and MJ12 Design Studio, Inc. as of December 31, 2020 and 2019 and the years ended December 31, 2020 and 2019, including the notes related thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(ii) The Company will file the unaudited consolidated financial statements of 2WR of Colorado, Inc., 2WR of Georgia, Inc., and MJ12 Design Studio, Inc. as of March 31, 2021 and for the three months ended March 31, 2021, including the notes related thereto as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The Company will file the unaudited pro forma condensed combined financial information of urban-gro, Inc. and 2WR of Colorado, Inc., 2WR of Georgia, Inc., and MJ12 Design Studio, Inc. as of March 31, 2021 and December 31, 2020 and for the three months ended March 31, 2021and the year ended December 31, 2020, including the notes related thereto as part of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the required filing date for this Current Report on Form 8-K.

(d) Exhibits.

Number	Exhibit
2.1	Stock Purchase Agreement
2.2	Amendment No. 1 to Stock Purchase Agreement
99.1	Press Release dated August 2, 2021
99.2	Audited consolidated financial statements of 2WR of Colorado, Inc., 2WR of Georgia, Inc., and MJ12 Design Studio, Inc. as of December 31, 2020 and 2019 and the years ended December 31, 2020 and 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN-GRO, INC.

Date: August 2, 2021	By:	/s/ Bradley Nattrass
Bradley Nattrass
Chief Executive Officer